FVIT-P1 01/25

FRANKLIN VALUE INVESTORS TRUST
SUPPLEMENT DATED JANUARY 28, 2025
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”),
EACH DATED MARCH 1, 2024, OF
FRANKLIN MUTUAL U.S. MID CAP VALUE FUND (THE “FUND”)

Effective March 31, 2025, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI:

1. The following is added to the section titled “Fund Summaries – Portfolio Managers” in the Fund’s Summary Prospectus and Prospectus:

Oliver H. Wong, CFA
Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since March 2025.

2. The following is added to the section titled “Fund Details – Management – Mutual U.S. Mid Cap Value Fund” in the Fund’s Prospectus:

Oliver H. Wong, CFA  Portfolio Manager of Franklin Mutual
Mr. Wong has been a portfolio manager of the Fund since March 2025. He joined Franklin Templeton in 2012.

3. The following is added to the section titled “Management and Other Services – Portfolio managers” in the Fund’s SAI:

Name	Type of Account	Number of Accounts Managed	Total Assets Managed (x $1 million)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (x $1 million)
Oliver H. Wong*	Registered Investment Companies	1	207.0	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	None	None	None	None

*Information is provided as of December 31, 2024.

4. The following is added to the section titled “Management and Other Services – Portfolio managers – Ownership of Fund shares” in the Fund’s SAI:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Oliver H. Wong*	None

*Information is provided as of December 31, 2024

Please retain this supplement for future reference.